December 20, 1996

                                DelCap Fund
                            Institutional Class

             Supplement to Prospectus dated November 29, 1996


     The following replaces the categories of eligible purchasers of Institutional Class shares in the section of the Prospectus entitled Classes of Shares:


     Shares of the Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

















                             December 20, 1996

                                DelCap Fund
                          A Class/B Class/C Class

             Supplement to Prospectus dated November 29, 1996


     The following supplements the section in the section of the Prospectus entitled Buying Class A Shares at Net Asset Value under Classes of Shares:

     Purchases of Class A Shares may also be made by financial institutions investing for the account of their trust customers when they are not eligible to purchase shares of the Institutional Class.